EXHIBIT 99.1

Occidental Petroleum Corporation

Sanford C. Bernstein Co., Inc.

23rd Annual Strategic Decisions Conference 2007

Dr. Ray R. Irani

Chairman, President and Chief Executive Officer

Oxy
Old reliable.
New reliable.
We believe that results show who you are and what you do.
As the 5-year Comparative Total Returns chart demonstrates, OXY performs. $100 invested in OXY at year-end 2001 shows a more than fourfold increase to $415 at the end of 2006. The same investment in Occidental's Peer Group would have yielded only $225. And investing that $100 in the S&P 500 Index would have been worth only $135.
Behind the robust numbers, an equally compelling story emerges. OXY is helping meet the world's energy demands to fuel economic expansion. We're providing jobs and ensuring quality of life while operating in an environmentally sound and sensitive manner.
Comparative Total Returns
$415
$225
$135
$100
2001
2002
2003
2004
2005
2006
Oxy
Peer Group
S&P 500 Index
Occidental Petroleum Corporation
www.oxy.com

$415
Oxy
Comparative
Total Returns
$225
Peer
Group
$135
$100
S&P 500 Index
2001
2002
2003
2004
2005
2006

OXY
APACHE
Anadarko
EnCana
ConocoPhillips
Chevron
EXXON
MARATHON
devon
HESS

1999 - 2006 Profitability

8-Year Average

($/Barrel of Oil
Equivalent)

12.11

OXY

10.25

APA

9.31

APC

9.28

ECA

9.00

COP

8.58

CVX

8.06

XOM

7.98

MRO

7.90

BP

7.78

DVN

4.98

HES

For GAAP Reconciliation – see www.oxy.com

OXY
MARATHON
ConocoPhillips
Chevron
EXXON
APACHE
devon
HESS
Anadarko
EnCana

1999 - 2006 Free Cash Flow

8-Year Average

($/Barrel of Oil
Equivalent)

11.17

OXY

7.17

MRO

7.01

COP

6.60

CVX

6.48

XOM

5.89

BP

4.61

APA

4.36

DVN

4.35

HES

2.56

APC

0.05

ECA

For GAAP Reconciliation – see www.oxy.com

Cash From Operations

$ Millions

2,100

2002

3,074

2003

3,878

2004

5,337

2005

6,353

2006

Debt-to-Capitalization Ratio

Percentage

43

2002

37

2003

27

2004

17

2005

13

2006

10

3/2007

For GAAP Reconciliation – see www.oxy.com

Nova
Lyondell
Dow
Westlake
Olin
Georgia Gulf
Eastman
Huntsman
Celanese
FMC
Rohm & Haas
Air Products

Chemicals Profit Margins

2006 Operating Profits

as Percent of Sales

OxyChem  18.7

4.7

7.8

9.6

12.6

4.9

6.4

9.0

7.1

11.5

14.0

13.4

13.0

For GAAP Reconciliation – see www.oxy.com

Recent Transactions

BP and Anadarko transactions strengthen
Oxy’s industry-leading Permian position and
core position in Qatar

Oxy exits non-core, non-operated properties

Sale of remaining Lyondell shares completes
Oxy’s exit from petrochemicals

Worldwide Oil and Gas

California

Kansas/Oklahoma

Texas/New Mexico

Colombia

Argentina

Libya

Qatar

UAE

Oman

Yemen

Oxy Areas

2007 Production Outlook

Latin

America

13%

Permian

34%

Middle East/

North Africa

24%

California

24%

Other

U.S.

5%

U.S. Production 63%

U.S. Operations

California

Colorado

Kansas

New

Mexico

Oklahoma

Texas

2007 net production outlook

370,000 equivalent barrels/day

63% of worldwide total

Oxy Blocks

California Operations

Elk Hills

Los Angeles

THUMS

2007 net production
outlook

140,000 equivalent
barrels/day

24% of worldwide total

Texas and New Mexico Operations

New

Mexico

Oklahoma

Texas

Permian

Basin

2007 net production outlook

200,000 equivalent barrels/day

34% of worldwide total

Oxy Blocks

Argentina Operations

Brazil

Cuyo Basin

Uruguay

Neuquen Basin

Argentina

San Jorge Basin

Oxy Blocks

2007 net production outlook

40,000 equivalent
barrels/day

Identified 700 drilling sites

Drill 190 new wells in 2007

2011 net production target

70,000 barrels/day

Middle East and North Africa Operations

Libya

Qatar

UAE

2007 net production outlook

140,000 equivalent barrels/day

24% of worldwide total

Sea Lines
Arabian Gulf
Ras Laffan
Export Line
Dolphin Al Ain-Fujairah Line
Doha
Dubai
Qatar
Abu Dhabi
Existing Lines
Saudi Arabia
United Arab Emirates
Oman

UAE / Qatar – Dolphin Project

Oxy’s interest is 24.5%

Project Status

300 mmcf/d of third-party
supplied gas currently moving
through pipeline to markets in
Dubai.

We expect first Dolphin gas to
the plant in June with gas
flowing to UAE markets in July.

Ramp up production toward 2
bcf/day by year-end

At full-scale production in 2008,
Oxy’s net share expected to
average 60,000 BOE/day.

Oman – Mukhaizna Project

Project Overview

Gross Capital – $3.8 Billion

1800+ wells

Central processing facility

Water treatment plant

Steam generation facilities

Pipelines

Increase gross production
to150,000 barrels/day

2007 Work Program

$400 – $450 MM (net to Oxy)

Drill approximately 120 wells

Steam injection continues

Arabian Gulf

Gulf of
Oman

Muscat

Block 9

Block 27

Saudi Arabia

Oman

Mukhaizna
Field

Block 54

Yemen

Salalah

Arabian Sea

Oxy Blocks

Libya Update 2007

Mediterranean Sea

Tunisia

Tripoli

Benghazi

Egypt

Libya

Algeria

Niger

Chad

Sudan

Oxy Blocks

Oxy acreage position

30 million acres

2007 net production

20,000 equivalent
barrels/day

2007 exploration

Drill 14-16 wells

10-12 onshore

4 offshore

Five Year Production Growth (Through 2010)

Base production growth (7% - 9%)

After asset sale adjustments

Current projects

Dolphin

Mukhaizna

Argentina

Additional production growth

New EOR / development projects

Looking Ahead

Oxy has attractive growth opportunities in
addition to our production outlook

Oxy has high-quality legacy assets in Texas,
California and the Middle East

Oxy generates top quartile returns on capital

Oxy generates significant cash flow

Occidental Petroleum Corporation

Statements in this presentation that contain words such as "will," "expect"
or "estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results.  Factors that could cause results to differ materially include, but are not limited to: exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; political risks;
changes in tax rates; unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.  Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. The United States Securities and Exchange
Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions.  We use certain terms in this presentation, such as estimated proved reserves, probable, possible and recoverable reserves and oil in place, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. U.S investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699-7383 or at www.oxy.com.  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Oil & Gas: Profitability

Reconciliation to Generally Accepted Accounting Principles (GAAP)

( Millions, except $/BOE)

Average For the Eight Years Ended December 31, 1999 - 2006

	1999	2000	2001	2002	2003	2004	2005	2006	8-Year Average
Revenues	$2,503	3,990	5,019	4,461	5,875	7,500	10,355	$12,479	$6,523
Production costs	452	785	1,031	1,064	1,225	1,497	1,927	2,514	1,312
Exploration expenses	75	94	184	176	138	215	335	296	189
Other operating expenses	170	215	215	222	344	398	502	608	334
DD&A	598	661	739	819	971	1,052	1,224	1,771	979
Pre-tax income	1,208	2,235	2,850	2,180	3,197	4,338	6,367	7,290	3,708
Income tax expense	366	1,051	1,006	718	1,129	1,507	2,341	2,922	1,380
Results of operations	$842	$1,184	$1,844	$1,462	$2,068	$2,831	$4,026	$4,368	$2,328
BOE Sales	156	174	181	192	202	207	207	219	192
Revenues									33.94
Production costs									6.83
Exploration expenses									0.98
Other operating expenses									1.74
DD&A									5.10
Pre-tax income									19.29
Income tax expense									7.18
Results of operations									12.11

Oil & Gas: Cash Flow

Reconciliation to Generally Accepted Accounting Principles (GAAP)

( Millions, except $/BOE)

Average For the Eight Years Ended December 31, 1999 - 2006

	1999	2000	2001	2002	2003	2004	2005	2006	8-Year Average
Occidental Petroleum Consolidated Statement of Cash Flows
Cash flow from operating activities	1,004	2,348	2,566	2,100	3,074	3,878	5,337	6,353
Cash flow from investing activities	1,632	(3,044)	(651)	(1,696)	(2,131)	(2,428)	(3,161)	(4,383)
Cash flow from financing activities	(2,517)	579	(1,814)	(461)	(513)	(821)	(1,187)	(2,819)
Change in cash	$119	$(117)	$101	$(57)	$430	$629	$989	$(849)
FAS 69 GAAP Oil & Gas results of operations	$842	$1,184	$1,844	$1,462	$2,068	$2,831	$4,026	$4,368	$2,328
Depreciation, depletion & amortization	598	661	739	819	971	1,052	1,224	1,771	979
Exploration expense	75	94	184	176	138	215	335	296	189
Capital expenditures (excluding acquisitions)	(405)	(713)	(1,089)	(930)	(1,127)	(1,607)	(2,190)	(2,742)	(1,350)
Cash flow from operations	$1,110	$1,226	$1,678	$1,527	$2,050	$2,491	$3,395	$3,693	$2,146
BOE Sales	156	174	181	192	202	207	207	219	192
Cash flow per BOE									$11.17

The computation of cash flow per BOE included in the denominator 2.1 mmboe, 4.2 mmboe, 7.8 mmboe and 5.7 mmboe produced by Occidental that were subject to volumetric production payments for the years 2003, 2002, 2001 and 2000, respectively.

Occidental Petroleum Corporation

Reconciliation to Generally Accepted Accounting Principles (GAAP)

Debt / Capitalization Ratio

Expressed in $ Millions except Ratios

Current Maturities	31-Dec-02	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Mar-07
Long-term debt	206	23	459	46	171	449
Trust preferred securities	-	453	-	-	-	-
	206	476	459	46	171	449
Non-current Debt
Long-term debt	4,005	4,000	3,351	2,877	2,621	1,692
Unamortized debt discount	(8)	(7)	(6)	(4)	(2)	(1)
	3,997	3,993	3,345	2,873	2,619	1,691
Capital lease obligations	26	26	26	25	25	25
Subsidiary preferred stock	75	75	75	75	75	75
Trust preferred securities	455	-	-	-	-	-
DEBT	4,759	4,570	3,905	3,019	2,890	2,240
Capitalization
Debt (above)	4,759	4,570	3,905	3,019	2,890	2,240
Equity	6,318	7,970	10,597	15,091	19,252	20,217
CAPITALIZATION	11,077	12,540	14,502	18,110	22,142	22,457
RATIO	43%	37%	27%	17%	13%	10%

Chemical - Percent of Sales

Reconciliation to Generally Accepted Accounting Principles (GAAP)

For the Year Ended December 31, 2006

Amounts in $ Millions Except % of Sales

Sales
Oil and Gas	12,676
Chemical	4,815
Other	170
	17,661
Chemicals	$ AMT	% of Sales
Segment income	901
Less: significant items affecting earnings
None	-
Core results	901	18.7%